Vanguard Growth Index Fund

Vanguard Value Index Fund

Vanguard Large-Cap Index Fund

Supplement to the Statement of Additional Information Dated
April 25, 2018

Effective July 20, 2018, Bank of New York Mellon, 22 Liberty Street, New York,
NY 10286, serves as the custodian for Vanguard Growth Index Fund, Vanguard
Value Index Fund, and Vanguard Large-Cap Index Fund (the “Funds”). The
custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 040B 072018